UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 14, 2016

EDGEWATER TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-20971	71-0788538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
200 Harvard Mill Square Suite 210, Wakefield, Massachusetts 01880
(Address of Principal Executive Offices) (Zip Code)

(781) 246-3343
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

            On November 14, 2016, Edgewater Technology, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that its Board of Directors has concluded its previously announced process to explore strategic alternatives to enhance shareholder value.  A copy of the Press Release, dated November 14, 2016, is filed herewith as Exhibit 99.1, and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Edgewater Technology, Inc. Press Release dated November 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWATER TECHNOLOGY, INC.

Date: November 14, 2016	By:	/s/ Timothy R. Oakes
Timothy R. Oakes
Chief Financial Officer (Principal Financial and Accounting Officer)